Exhibit 99.1

Contacts:

Media	Investor Relations
Stacey Jones	Sean Meakim
(980) 378-6258	(704) 627-6200
stacey.jones@honeywell.com	sean.meakim@honeywell.com

HONEYWELL APPOINTS STEPHEN WILLIAMSON TO BOARD OF DIRECTORS

CHARLOTTE, N.C., April 1, 2025 -- Honeywell (NASDAQ: HON) announced today that its Board of Directors has elected Stephen Williamson, 58, current Senior Vice President and Chief Financial Officer of Thermo Fisher Scientific Inc., to its Board of Directors as an independent Director and Audit Committee member, effective April 1, 2025.
Williamson was named Senior Vice President and Chief Financial Officer of Thermo Fisher Scientific in August 2015 and is responsible for the company’s finance, tax, M&A, treasury and global business services functions. After joining Thermo Fisher Scientific in July 2001, he held a variety of finance leadership roles including Vice President of Financial Operations, leading the finance support function company-wide, and Vice President, European Financial Operations, overseeing integration activities across Europe.
Prior to working at Thermo Fisher Scientific, Williamson held various finance positions at Honeywell, including Vice President and Chief Financial Officer, Asia Pacific and other corporate development and operational finance roles. Williamson began his career with Price Waterhouse in the transaction support group and the audit practice.
“We are delighted to welcome Stephen to our Board of Directors. He brings extensive financial expertise and significant international business experience,” said Vimal Kapur, Chairman and Chief Executive Officer of Honeywell. “Stephen’s broad industry knowledge and M&A experience will be invaluable to Honeywell as we pursue our transformational objectives and continue to drive growth and innovation globally.”
Williamson holds a bachelor's degree in accounting and finance from the University of Wales and is a member of the Institute of Chartered Accountants of England and Wales.

About Honeywell
Honeywell is an integrated operating company serving a broad range of industries and geographies around the world. Our business is aligned with three powerful megatrends – automation, the future of aviation and energy transition – underpinned by our Honeywell Accelerator operating system and Honeywell Forge IoT platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations through our Aerospace Technologies, Industrial Automation, Building Automation and Energy and Sustainability Solutions business segments that help make the world smarter, safer, as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

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